Strategic Partners Concentrated Growth Fund, a series of

Strategic Partners Mutual Funds, Inc.

Supplement Dated January 19, 2007 to the

Prospectus Dated February 27, 2006

The proposed reorganization of the Strategic Partners Concentrated Growth Fund into the Jennison Select Growth Fund did not receive sufficient responses from shareholders in order to approve the proposal. As a result, the proposed reorganization will not occur. The Board of Directors of the Strategic Partners Concentrated Growth Fund will consider other possible courses of action for the Fund.

LR00117